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                               SECURITY AGREEMENT

Adaytum Software, Inc. a Delaware Company

whose address is 2051 Killebrew Drive, Suite 400, Minneapolis, Minnesota 55425.

in the County of Hennepin, State of Minnesota, (herein called "Debtor" whether one or more) does hereby grant unto Data Sales Co., Inc. (herein called "Secured Party"), a security interest in the following described property (herein called "Collateral"). All terms for which definitions are provided in the Uniform Commercial Code are used herein with such meanings: (Check and complete where applicable).

9        (a)      Furniture and Office Equipment identified in Exhibit "A" as an attachment to the Promissory Note described herein below.

9        (b)      All proceeds and products of the foregoing.

to secure prompt payment and performance of all obligations to Secured Party arising from that certain promissory note dated March 20, 2000 executed by Debtor to Secured Party, with interest, if any, as provided therein, and any and all extensions and renewals thereof, past or future advances together with all other liabilities of Debtor to Secured Party (primary, secondary, direct, contingent, sole, joint, or several) due or to become due and the performance by Debtor of all of the terms and conditions of this agreement (hereinafter referred to as "Obligations").

                  DEBTOR WARRANTS, REPRESENTS AND AGREES THAT:

1. TITLE. Debtor is the owner of the Collateral, free of all liens, encumbrances and security interests except the security interest created hereby and has authority to execute this agreement.

2. LOCATION OF COLLATERAL. Debtor's equipment, furniture, inventory, books, records, contract rights and other property above specified relating to the Collateral are or will be kept at the above address unless a different address is shown on the following space (same as above) and Debtor will not without the prior written consent of Secured Party remove or permit the Collateral or related items to be removed from the location or locations set forth above.

3. DEFAULTS. Debtor shall be in default under this Agreement upon the happening of any of the following events: (a) nonpayment, when due, of any amount payable on any of the Obligations or failure to observe or perform any term hereof and secured party has given debtor written notice, and debtor does not cure in ten (10) days; (b) any covenant, warranty or representation shall prove to be untrue in any material respect; (c) dissolution, merger or consolidation, or transfer of a substantial part of the property of Debtor which is a corporation or a partnership.


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4.       REMEDIES. In the event of a default: (a) Secured Party shall have the right, at its option and without demand or notice, to declare all or any part of the Obligations immediately due and payable; (b) Secured Party may exercise, in addition to the rights and remedies granted hereby, all of the rights and remedies of a Secured Party under the Uniform Commercial Code as adopted in Minnesota or under any other applicable law; (c) Secured Party may exercise its rights to possess, transfer and dispose of the Collateral; (d) Secured Party may request and Debtor agrees to segregate and keep the Collateral in good order and repair; and (e) Debtor agrees to pay all reasonable costs and reasonable expenses incurred by Secured Party in the collection of any of the Obligations or the enforcement of any of Secured Party's rights including the payment of reasonable attorneys' fees.

5. INSURANCE. Debtor agrees to maintain comprehensive insurance coverage (collision and liability) on the Collateral for its full insurable value with a company acceptable to Secured Party naming Secured Party as a Lender loss-payee or mortgagee and containing standard Lenders loss payable and termination provisions. Debtor shall provided Secured Party with a Certificate of Insurance evidencing such coverage.

6. NEGATIVE COVENANTS. Debtor will not at any time (without Secured party's prior written consent, which consent will not be reasonably withheld); (a) other than in the ordinary course of its business, sell, lease, or otherwise dispose of or transfer any of its assets; (b) rent, lease, demonstrate, consign, or use any Collateral financed by Secured Party; or (c) merge or consolidate with another entity.

7. INSPECTIONS. Debtor grants a Secured Party an irrevocable license to enter Debtor's business location during normal business hours upon giving reasonable notice to Debtor to: (a) account for and inspect all Collateral; (b) verify Debtor's compliance with this Agreement; and (c) examine Debtor's books and records relating to the Collateral.

8. SALE OF COLLATERAL. Debtor agrees that seven (7) or more calendar days prior written notice will be commercially reasonable notice of any public or private sale. Debtor irrevocably grants Secured Party a license to enter upon Debtor's premises without notice or judicial order to take possession of the Collateral. The Secured Party may require Debtor and Debtor agrees that it will, at its expense and upon request of the Secured Party assemble all or part of the Collateral as directed by Secured Party and make it available to the Secured Party at the above address. The Secured Party is granted a license or other right to use, without charge, all of the Debtor's property, including, without limitation, all of the Debtor's labels, trademarks, copyrights, patents and advertising matter or any property of a similar nature, as it pertains to the Collateral, in completing production of advertising for sale and selling any Collateral, and Debtor's rights under all licenses and all franchise agreements shall inure to the Secured Party's benefit until the obligations are paid in full.


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9.       POWER OF ATTORNEY. Debtor grants Secured Party an irrevocable Power of
         Attorney to: execute or endorse on Debtor's behalf any checks, Financing Statements, Instruments, Certificates of Title, and Statements of Origin pertaining to the Collateral; supply any omitted information and correct errors in any documents between Secured Party and Debtor; initiate and settle any insurance claims pertaining to the Collateral; and do anything to preserve and protect the Collateral and Secured Party's rights and interests therein.

10. COSTS AND EXPENSES. The Debtor will pay or reimburse the Secured Party on demand for all reasonable out-of-pocket expenses (including in each case all filings, recording fees, taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by Secured Party in connection with the creation, perfection, protection, satisfaction, foreclosure of the Collateral and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the obligations secured by the Collateral.

11. INDEMNITY. The Debtor shall indemnify and hold the Secured Party harmless from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) arising out of or resulting from this Agreement and the security interest created hereby, except claims, losses or liabilities resulting from the Secured Party's gross negligence or willful misconduct as determined by a final judgment of a Court of competent jurisdiction. Any liability of the Debtor to indemnify and hold the Secured Party harmless pursuant to the proceeding sentence shall be part of the obligations secured by this Agreement and survive any termination of this Agreement.

12. MISCELLANEOUS. If Debtor and Secured Party have executed other Agreements in connection with all or any part of the Collateral, this Agreement shall supplement each and every other Agreement previously executed by and between Debtor and Secured Party and in that event this Agreement shall neither be deemed a novation nor a termination of such previously executed Agreement, nor shall execution of this Agreement be deemed a satisfaction of any obligation secured by such previously executed Agreement. Secured Party shall have the right to refrain from or postpone enforcement of this Agreement or any other Agreement between Debtor and Secured Party without prejudice and the failure to strictly enforce these terms will not be construed as having created a course of dealing between the parties contrary to the specific terms of this Agreement. The expressed terms of this Agreement may not be modified by any course of dealing, usage of trade, custom of trade which may deviate from the terms herein.

13. WAIVER OF NOTICE AND HEARING. The Debtor hereby waives all rights to a judicial hearing of any kind prior to the exercise by the Secured Party of its rights to possession of the Collateral without judicial process or of its rights to replevin, attach or


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         levy upon the Collateral without prior notice or hearing. In the event that a pre-judgment order for replevin is obtained, Debtor waives any requirement of Secured Party to post bond.

14. WAIVER OF JURY TRIAL. DEBTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

15. NO WAIVER. Cumulative Remedies. No failure delay on the part of the Secured Party to exercise, right, or remedy under this Agreement shall operate as a Waiver thereof; Nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under this Agreement. The remedies provided for in this Agreement are cumulative and not exclusive of any remedies provided by law.

16. LAW GOVERNING AND CONSTRUCTION. The validity, construction and enforceability of this Agreement shall be governed by the laws of the State of Minnesota, without giving affect to conflict of laws, principles thereof, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral by statute must be governed by the laws of a jurisdiction other than the State of Minnesota.

Dated:  March 30, 2000

Adaytum Software, Inc.


Signed Name:      /s/ Michael H. Mehr
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Printed Name:      Michael H. Mehr
             -------------------------------

Title:   VP-Finance & Admin
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